Exhibit 10.1


                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of April 8, 2002, and is by and among FEDERATED INVESTORS, INC., a Pennsylvania corporation (the "Borrower"), the BANKS set forth herein (collectively, the "Banks"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the "Agent").

     WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of January 22, 2002 (the "Credit Agreement");

     WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the same meanings given to them in the Credit Agreement; and

     WHEREAS, the Borrower, the Banks and the Agent wish to amend the Credit Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

1.    Definitions.
      -----------

     Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

2.    Amendment of Credit Agreement.
      -----------------------------

     (a) Section 2.10(a) [Issuance of Letters of Credit] of the Credit Agreement is hereby amended by deleting the first sentence in its entirety and inserting the following in lieu thereof:

                  The Borrower may request the issuance of a letter of credit (each a "Letter of Credit") on behalf of itself or another Company by delivering to the Agent a completed application and agreement for letters of credit in such form as the Agent may specify from time to time by no later than such period of time in advance of the proposed date of issuance as the Agent deems to be reasonably necessary.

(b) Section 2.10(a) [Issuance of Letters of Credit] of the Credit Agreement is hereby amended by deleting the second sentence in its entirety and inserting the following in lieu thereof:

                  Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this
      Section 2.10, the Agent will issue a Letter of Credit, provided that each Letter of Credit shall (A) have a maximum maturity of three hundred sixty-four (364) days from the date of issuance, (B) in the event that the Letter of Credit shall have an expiration date later than the Revolving Credit Expiration Date, the Borrower shall provide to the Agent with respect to any such Letter of Credit no later than five (5) Business Days prior to the Revolving Credit Expiration Date either (i) cash collateral for deposit in a non-interest bearing account with the Agent in an amount equal to the maximum amount available to be drawn on such Letter of Credit and the Borrower pledges to the Agent and the Banks a security interest in all such cash as security for the Letter of Credit Outstandings, or (ii) a replacement letter of credit, provided, further, that in no event shall the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments.

(c) Section 2.10 [Letter of Credit Subfacility] of the Credit Agreement is hereby amended by inserting the following subsection:

                        (j)   Purpose.

                              The purpose of any Letter of Credit shall be to meet the business needs of the Borrower including those needs relating to Funds that the Borrower sponsors.

3.    Conditions of Effectiveness of Amendment of Credit Agreement.  The
      ------------------------------------------------------------
effectiveness of this Amendment of the Credit Agreement is expressly conditioned upon satisfaction of each of the following conditions precedent on the date hereof:

(a) Representations and Warranties; No Defaults. The representations and warranties of the Borrower contained in Article VI of the Credit Agreement shall be true and accurate on the date thereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Borrower shall have performed and complied with all covenants and conditions under the Senior Loan Documents and hereof; and no Event of Default or Potential Default under the Credit Agreement and the other Senior Loan Documents shall have occurred and be continuing or shall exist.

(b) Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Bank a certificate, dated as of the date hereof, and signed by the Secretary or an Assistant Secretary of the Borrower, certifying as appropriate as to:

(i)   all action taken by the Borrower in connection with this Amendment and the other Senior Loan Documents; and

(ii)  the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this
                              Section 3 and the true signatures of such officer or officers.

(c) Acknowledgment. There shall be delivered to the Agent for the benefit of each Bank the Confirmation in the form attached hereto as Exhibit 1 hereto executed by each of the Loan Parties (other than the Borrower).

(d) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, the Agent shall have received from the Borrower and the Required Banks an executed original of this Amendment and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

4. Fees and Expenses. The Borrower hereby agrees to reimburse the Agent and the Banks on demand for all legal costs, expenses and disbursements relating to this Amendment which are payable by the Borrower as provided in Sections 10.5 and 11.3 of the Credit Agreement.

5. Force and Effect. Except as expressly modified by this Amendment, the Credit Agreement and the other Senior Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

6. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                            [SIGNATURE PAGES FOLLOW]

                    SIGNATURE PAGE 1 OF 9 TO AMENDMENT NO. 1
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


      IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Second Amended and Restated Credit Agreement as of the date first above written.

                                    FEDERATED INVESTORS, INC.



                                    By:   /s/ Denis McAuley III
                                        --------------------------------------
                                    Name:  Denis McAuley, III
                                    Title:  Vice President

                    SIGNATURE PAGE 2 OF 9 TO AMENDMENT NO. 1
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


                                    PNC BANK, NATIONAL ASSOCIATION
                                    individually and as Agent



                                    By:   /s/ Carolyn B. Schwarz
                                        ------------------------
                                    Name: Carolyn B. Schwarz
                                    Title: Vice President

                    SIGNATURE PAGE 3 OF 9 TO AMENDMENT NO. 1
                    TO AMENDED AND RESTATED CREDIT AGREEMENT




                                    BANK OF AMERICA, NATIONAL ASSOCIATION



                                    By:   /s/ Elizabeth W.F. Bishop
                                        ---------------------------
                                    Name: Elizabeth W.F. Bishop
                                    Title: Managing Director


                    SIGNATURE PAGE 4 OF 9 TO AMENDMENT NO. 1
                    TO AMENDED AND RESTATED CREDIT AGREEMENT




                                    FIRSTAR BANK, N.A.



                                    By:   /s/ David J. Dannemiller
                                        --------------------------
                                    Name:  David J. Dannemiller
                                    Title:    Vice President

                    SIGNATURE PAGE 5 OF 9 TO AMENDMENT NO. 1
                    TO AMENDED AND RESTATED CREDIT AGREEMENT




                                    STATE STREET BANK AND TRUST COMPANY



                                    By:   /s/ John T. Daley
                                        -------------------
                                    Name: John T. Daley
                                    Title: Vice President

                    SIGNATURE PAGE 6 OF 9 TO AMENDMENT NO. 1
                    TO AMENDED AND RESTATED CREDIT AGREEMENT




                                    BANK ONE, NA (Main Office Chicago)



                                    By:   /s/ Mona Giuliano
                                    Name: Mona Giuliano
                                    Title: Assistant Vice President

                    SIGNATURE PAGE 7 OF 9 TO AMENDMENT NO. 1
                    TO AMENDED AND RESTATED CREDIT AGREEMENT




                                    CITIBANK, N.A.



                                    By:   /s/ Pierre Guigui
                                    Name: Pierre Guigui
                                    Title: Vice President

                    SIGNATURE PAGE 8 OF 9 TO AMENDMENT NO. 1
                    TO AMENDED AND RESTATED CREDIT AGREEMENT




                                    FLEET NATIONAL BANK



                                    By:   /s/ Lawrence Davis
                                    Name: Lawrence Davis
                                    Title: Portfolio Manager

                    SIGNATURE PAGE 9 OF 9 TO AMENDMENT NO. 1
                    TO AMENDED AND RESTATED CREDIT AGREEMENT




                                    FIFTH THIRD BANK



                                    By:   /s/ Christopher Helmeci
                                    Name: Christopher Helmeci
                                    Title: Vice President

                                   Exhibit 1

                                    Form of
                                  CONFIRMATION

      Reference is hereby made to that certain Second Amended and Restated Credit Agreement by and between FEDERATED INVESTORS, INC., the BANKS set forth therein, and PNC BANK, NATIONAL ASSOCIATION, as Agent for the Banks, dated as of January 22, 2002 (the "Credit Agreement"). All terms used herein unless otherwise defined herein shall have the meanings given to them in the Credit Agreement.

      On the date hereof, the Borrower, the Banks and the Agent are entering into that certain Amendment No. 1 to Second Amended and Restated Credit Agreement (the "Amendment"), a copy of which has been provided to the undersigned. This Confirmation is delivered to the Bank pursuant to
Section 3(c) of the Amendment.

      Pursuant to the Credit Agreement, on the Closing Date (i) the Guarantors entered into that certain Continuing Agreement of Guaranty and Suretyship in favor of the Agent for the benefit of the Banks (the "Guaranty Agreement") and
(ii) the Borrower and its Subsidiaries entered into that certain Intercompany Subordination Agreement in favor of the Agent for the benefit of the Banks (the "Intercompany Subordination Agreement"). This Confirmation will confirm to the Agent and the Banks that the undersigned Guarantors and Subsidiaries of the Borrower have read and understand the Amendment which provides that, subject to certain conditions set forth in the Credit Agreement, Letters of Credit may be issued so long as the Revolving Facility Usage does not exceed the Revolving Credit Commitments.

      The Guarantors hereby ratify and confirm the Guaranty Agreement. The Subsidiaries of the Borrower hereby ratify and confirm the Intercompany Subordination Agreement.

                            [SIGNATURE PAGES FOLLOW]
                    [SIGNATURE PAGE 1 OF 5 OF CONFIRMATION]


      IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned, by their duly authorized officers, have executed this Confirmation as of April 8, 2002.

                                      EDGEWOOD SERVICES, INC.


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FEDERATED ADMINISTRATIVE SERVICES


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FEDERATED ADMINISTRATIVE SERVICES, INC.


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FEDERATED INVESTMENT MANAGEMENT   COMPANY


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FEDERATED INVESTORS TRUST   COMPANY


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                    [SIGNATURE PAGE 2 OF 5 OF CONFIRMATION]


                                      FEDERATED FINANCIAL SERVICES, INC.


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FEDERATED GLOBAL INVESTMENT MANAGEMENT
CORP.


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FEDERATED INTERNATIONAL MANAGEMENT
                                      LIMITED


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FEDERATED INVESTORS, INC.


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FEDERATED INVESTORS MANAGEMENT COMPANY


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------



                    [SIGNATURE PAGE 3 OF 5 OF CONFIRMATION]


                                      FEDERATED INVESTMENT  COUNSELING


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FEDERATED SECURITIES CORP.


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FEDERATED SERVICES COMPANY


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FEDERATED SHAREHOLDER SERVICES COMPANY


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FII HOLDINGS, INC.


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------



                    [SIGNATURE PAGE 4 OF 5 OF CONFIRMATION]


                                      PASSPORT RESEARCH, LTD.


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      RETIREMENT PLAN SERVICE COMPANY OF
                                      AMERICA


                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FEDERATED INTERNATIONAL HOLDINGS BV

                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FEDERATED INTERNATIONAL - EUROPE GMBH

                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FEDERATED ASSET MANAGEMENT GMBH

                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                                      FEDERATED PRIVATE ASSET MANAGEMENT, INC.

                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------


                    [SIGNATURE PAGE 5 OF 5 OF CONFIRMATION]


                                      INVESTLINK TECHNOLOGIES, INC.

                                      By:
                                         -------------------------------
                                      Title:
                                            ----------------------------------